Note 15 - Pension Plan - Net Periodic Pension Cost (Details) - Pension Plan [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Gross employer service cost	$ 1,237	$ 1,501
Plan participant contributions	(246)	(308)
Interest cost on service cost	22	27
Employer's service cost	1,013	1,220
Interest cost	744	701
Expected net return on plan assets	(689)	(640)
Other costs	171	166
Total employer's pension expense	$ 1,239	$ 1,447